EXHIBIT (99)
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STATE OF NORTH CAROLINA
                                                          CHANGE OF CONTROL
COUNTY OF MECKLENBURG                                     SEVERANCE AGREEMENT


     THIS CHANGE OF CONTROL SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of the 8th day of July, 2002, by and among FIRST COMMERCE CORPORATION ("Corporation"), FIRST COMMERCE BANK ("Bank") and Davie E. Kuel ("Employee").

                              W I T N E S S E T H:

     WHEREAS, the Employee is a valued employee of the Bank and provides services to the Corporation;

     WHEREAS, the Corporation and the Bank desire to encourage the Employee to continue in the employ of the Bank and to continue to provide services to the Corporation; and

     WHEREAS, the Corporation and the Bank desire to provide the Employee with potential financial benefits that would lessen the impact of personal considerations upon the Employee resulting from, and encourage the Employee to objectively assist and advise management and the Boards of Directors of the Corporation and the Bank in analyzing and evaluating, possible extraordinary corporation transactions that could result in changes in the Employee's duties and responsibilities or in a termination of the Employee's employment.

     NOW, THEREFORE, the Corporation, the Bank and the Employee agree as follows:

     Section   1.    Change   In   Control    Severance    Payment.
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     (a) In the event of a termination of the Employee's  employment by the Bank
(or any successor to the Bank) "in connection with", or within twenty-four (24) months after, a Qualifying Change in Control (as defined below), in each case other than for Cause (as defined below), the Employee shall be entitled to receive the sum and the benefits set forth in Section 1(c) below, when and as provided in Section 1(c). The phrase "in connection with" as used in the preceding sentence means that within one hundred twenty (120) days after such termination of employment, the Corporation and/or the Bank becomes a party to a letter of intent, agreement in principle or other similar document with a Person, or a party to a definitive acquisition, merger or sale agreement with a Person, in connection with a Qualifying Change in Control.

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     (b) The Employee  shall have the right to terminate  his  employment by the
Bank (or any successor to the Bank) upon the occurrence of any of the following events (the "Termination Events") within twenty-four (24) months following a Qualifying Change in Control:

               (i) His duties, responsibilities and/or authority shall be diminished from the levels existing immediately prior to the Qualifying Change in Control or from those he shall agree to in writing in connection with the Qualifying Change in Control;

               (ii) His rights to  participate  in, or his  benefits  receivable under, life insurance, medical or hospitalization insurance, disability insurance, stock option, stock purchase, deferred compensation, management retention, profit sharing, retirement, or similar plans or programs in which he participated or under which he received benefits as of the day prior to the date of the Qualifying Change in Control ("Plans") are eliminated or reduced in their level, scope, or coverage;

               (iii)His base  annual  salary  as of the  date of the  Qualifying
                    Change of Control ("Base Salary") shall be reduced; or

               (iv) He is required to perform his principal employment functions at a location outside of Mecklenburg County, North Carolina without his express prior written consent.

A Termination Event shall be deemed to have occurred on the date such action or event is implemented or takes effect.

     (c) In the event that the Employee's employment is terminated under Section 1(a) or Sections 1(b) and 1(d), (I) the Bank shall promptly pay to the Employee a cash amount equal to one hundred percent (100%) of the Employee's Base Salary, and (ii) for a period of one (1) year following the date of termination of employment, the Employee shall be entitled to continue to participate at his then current levels of benefits in all Plans not requiring for participation therein for qualification under federal law one thousand (1,000) hours of service per employment year.

     (d) The Employee shall have twelve (12) months from the date of occurrence of a Termination Event to terminate this Agreement pursuant to Section 1(b). Any such termination shall be deemed to have occurred only upon delivery to the Corporation and the Bank, or any successor to either, as applicable, of written notice of termination which describes the Qualifying Change in Control and the Termination Event. If the Employee does not so terminate this Agreement within such twelve-month period, he shall thereafter have no further rights hereunder with respect to that

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Termination  Event,  but shall retain his rights  hereunder  with respect to any other Termination Event as to which such period has not expired. In the event that the employment of the Employee is terminated under Section 1(a) or Sections 1(b) and 1(d), without prejudice to his rights under Section 1(c), if the Employee is requested by the Person effecting the Qualifying Change in Control to do so, the Employee shall serve as an independent contractor consultant to the Bank or its successor for up to forty (40) hours per week for up to six (6) months following such employment termination at an hourly fee equal to his Base Salary at the time of termination divided by three hundred sixty (360) days divided by eight (8). The Employee shall provide such consulting services in Mecklenburg County, North Carolina and shall be reimbursed for all reasonable and duly documented expenses incurred by him in providing such services.


     (e) For the purposes of this Agreement, "Qualifying Change in Control" means:

               (i) Any Person (other than the Corporation itself), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of beneficial ownership of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of the voting securities of the Corporation or the Bank, or acquires the ability in any manner to elect, or to influence or cause the election, of a majority of the Corporation's Board of Directors or the Bank's Board of Directors (the "Bank Board");

               (ii) The  Corporation or the Bank merges with another Person with the result that the shareholders of the Corporation immediately prior to the public announcement of the Corporation's and/or the Bank's agreement to effect such transaction do not beneficially own at least sixty-six and two-thirds percent (66.667%) of the voting equity interests of the surviving Person of such transaction; or

               (iii)All or  substantially  all of the assets of the  Corporation or the Bank are sold or otherwise transferred to or are acquired by any Person.

Notwithstanding the other provisions of this Section 1(e), a transaction or event shall not be considered a Qualifying Change in Control if, prior to the consummation or occurrence of such transaction or event, the Employee, the Corporation and the Bank agree in writing that the same shall not be treated as a Qualifying Change in Control for purposes of this Agreement.

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         (f) For purposes of this Agreement, "Cause" means:

               (i) A determination made in good faith by the Bank Board that the Employee has (A) breached in any material respect any material term or condition of his employment or (B) is or has engaged in willful misconduct which is having or is reasonably likely to have a material adverse effect on the Corporation's and the Bank's business, reputation or business prospects.

               (ii) The violation by the Employee of any  applicable  federal or state law, or any applicable rule, regulation, order or statement of policy promulgated thereunder by any governmental agency or authority having jurisdiction over the Corporation or the Bank, including without limitation the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the North Carolina Commissioner of Banks or any other such banking regulator (a "Regulatory Authority"), which results from the Employee's gross negligence, willful misconduct or intentional disregard of such law, rule, regulation, order or policy statement and which has or is reasonably likely to have a material adverse effect on the Corporation's and the Bank's business, reputation or business prospects.

               (iii)The  Employee's  commission in the course of his  employment with the Bank of an act of fraud, embezzlement or theft (whether or not resulting in criminal prosecution or conviction);

               (iv) The  Employee's  conviction  of any  felony or any  criminal offense involving dishonesty or breach of trust, or the occurrence of any event described in Section 19 of the Federal Deposit Insurance Act or any other event or circumstance which disqualifies the Employee from serving as an employee or executive officer of, or a party affiliated with, the Bank;

               (v) The issuance by a Regulatory Authority of a finding or order removing, suspending, or prohibiting the Employee from participating in the conduct of the Corporation's or the Bank's affairs; or

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               (vi) The occurrence of any event  resulting in the Employee being excluded from coverage, or having coverage limited as to the Employee as compared to other covered officers or employees, under the Corporation's or the Bank's then current "blanket bond" or other fidelity bond or insurance policy covering its or their directors, officers or employees.


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     Section 2.  Successors  and  Assigns.  This  Agreement  shall  inure to the
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benefit  of  and be  binding  upon  any  corporate  or  other  successor  of the
Corporation  or the Bank,  including any Person who shall  acquire,  directly or
indirectly  by  merger,   share   exchange,   purchase  or  otherwise,   all  or
substantially all of the capital stock or assets of the Corporation or the Bank.

     Section 3. Modification; Waiver; Amendments. No provision of this Agreement
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may be  modified,  waived or  discharged  unless such  waiver,  modification  or discharge is agreed to in writing and signed by the parties hereto. No waiver by a party hereto, at any time, of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by another party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto, except as herein otherwise provided.

     Section  4.  Applicable  Law.  This  Agreement  shall  be  governed  in all
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respects,  whether  as  to  validity,  construction,  capacity,  performance  or otherwise, by the laws of North Carolina, except to the extent that federal law shall be deemed to govern.

     Section 5.  Severability.  The provisions of this Agreement shall be deemed
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severable and the  invalidity  or  unenforceability  of any provision  shall not affect the validity or enforceability of the other provisions hereof.

     Section 6. Entire Agreement.  This Agreement  contains the entire agreement
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of the parties with respect to the transactions  described herein and supersedes any and all other oral or written agreement(s) heretofore made, and there are no representations or inducements by or to, or any agreements between, any of the parties hereto other than those contained herein in writing.

     Section 7.  Disputes.  In the event any  dispute  shall  arise  between the
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Employee and the Corporation,  the Bank and/or the Bank Board as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action taken by the Employee to enforce the terms of this Agreement or in defending against any action taken by the Corporation and/or the Bank, unless the Employee shall have received no recovery or other relief on his claims or shall have not prevailed on his defenses, the Bank shall reimburse the Employee for all costs and expenses, including reasonable attorneys' fees, incurred by him in such disputes or proceedings.


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     IN WITNESS WHEREOF,  the parties have executed this Agreement under seal to be effective as of the day and year first  hereinabove  written.  FIRST COMMERCE
CORPORATION:


                                          By: /s/ James Y. Preston
                                             ---------------------
[CORPORATE SEAL]                          James Y. Preston
                                                   Chairman

                                          FIRST COMMERCE BANK:


                                          By: /s/ James Y. Preston
                                              ---------------------
[CORPORATE SEAL]                          James Y. Preston
                                                   Chairman
ATTEST:

/s/ Ethel L. Milliken
---------------------
Ethel L. Milliken
Assistant Secretary
                                           EMPLOYEE:

                                          /s/ David E. Keul  (SEAL)
                                          -------------------------
                                           David E. Kuel

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